                                              Exhibit 16 (xii) under Form N-IA


                                 THE FOUNTAIN SQUARE FUNDS
                                 EXHIBIT 16 (xii)
                                 TOTAL RETURN
                                 INVESTOR A SHARES
                                 NO LOAD CALCULATIONS
                                 EQUITY INCOME FUND


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:                    0.00%

   T = (ERV/P) - 1

   WHERE:       T =           TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =           A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION:         (       01/27/97 TO     05/31/97 ):
                              (        1,116.7 /1,000) - 1 =             11.67%
     YEAR TO DATE:            (       01/27/97 TO     05/31/97 ):
                              (        1,116.7 /1,000) - 1 =             11.67%
     QUARTERLY:               (       03/01/97 TO     05/31/97 ):
                              (        1,077.1 /1,000) - 1 =              7.71%
     MONTHLY:                 (       05/01/97 TO     05/31/97 ):
                              (        1,067.8 /1,000) - 1 =              6.78%

                                 THE FOUNTAIN SQUARE FUNDS
                                 EXHIBIT 16 (xii)
                                 TOTAL RETURN
                                 INVESTOR A SHARES
                                 LOAD CALCULATIONS
                                 EQUITY INCOME FUND


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:                   4.50%

   T = (ERV/P) - 1

   WHERE:     T =              TOTAL RETURN

              ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =              A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


   EXAMPLE:

     SINCE INCEPTION:          (     01/27/97 TO         05/31/97 ):
                               (      1,066.4 /1,000) - 1 =                6.64%
     YEAR TO DATE:             (     01/27/97 TO         05/31/97 ):
                               (      1,066.4 /1,000) - 1 =                6.64%
     QUARTERLY:                (     03/01/97 TO         05/31/97 ):
                               (      1,028.2 /1,000) - 1 =                2.82%
     MONTHLY:                  (     05/01/97 TO         05/31/97 ):
                               (      1,019.5 /1,000) - 1 =                1.95%

                               THE FOUNTAIN SQUARE FUNDS
                               EXHIBIT 16 (xii)
                               TOTAL RETURN
                               INVESTOR C SHARES
                               NO CDSC CALCULATIONS
                               EQUITY INCOME FUND


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:                 0.00%

   T = (ERV/P) - 1

   WHERE:       T =         TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =         A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION:       (      01/27/97 TO      05/31/97 ):
                            (       1,114.8 /1,000) - 1 =              11.48%
     YEAR TO DATE:          (      01/27/97 TO      05/31/97 ):
                            (       1,114.8 /1,000) - 1 =              11.48%
     QUARTERLY:             (      03/01/97 TO      05/31/97 ):
                            (       1,075.0 /1,000) - 1 =               7.50%
     MONTHLY:               (      05/01/97 TO      05/31/97 ):
                            (       1,067.0 /1,000) - 1 =               6.70%

                                THE FOUNTAIN SQUARE FUNDS
                                EXHIBIT 16 (xii)
                                TOTAL RETURN
                                INVESTOR C SHARES
                                CDSC LOAD CALCULATIONS
                                EQUITY INCOME FUND


   AGGREGATE TOTAL RETURN


   T = (ERV/P) - 1

   WHERE:       T =           TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =           A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

   WITH CDSC OF:                       0.00%

     SINCE INCEPTION:         (    01/27/97 TO    05/31/97 ):
                              (     1,114.8 /1,000) - 1 =          11.48%

   WITH CDSC OF:                       1.00%

     YEAR TO DATE:            (    01/27/97 TO    05/31/97 ):
                              (     1,104.7 /1,000) - 1 =          10.47%
     QUARTERLY:               (    03/01/97 TO    05/31/97 ):
                              (     1,065.0 /1,000) - 1 =           6.50%
     MONTHLY:                 (    05/01/97 TO    05/31/97 ):
                              (     1,057.0 /1,000) - 1 =           5.70%

                               THE FOUNTAIN SQUARE FUNDS
                               EXHIBIT 16  (xii)
                               TOTAL RETURN
                               INVESTOR A SHARES
                               NO LOAD CALCULATIONS
                               BOND FUND FOR INCOME


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:               0.00%

   T = (ERV/P) - 1

   WHERE:       T =          TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =          A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION:        (   01/27/97 TO        05/31/97 ):
                             (    1,017.2 /1,000) - 1 =                1.72%
     YEAR TO DATE:           (   01/27/97 TO        05/31/97 ):
                             (    1,017.2 /1,000) - 1 =                1.72%
     QUARTERLY:              (   03/01/97 TO        05/31/97 ):
                             (    1,010.8 /1,000) - 1 =                1.08%
     MONTHLY:                (   05/01/97 TO        05/31/97 ):
                             (    1,006.7 /1,000) - 1 =                0.67%

                                THE FOUNTAIN SQUARE FUNDS
                                EXHIBIT 16  (xii)
                                TOTAL RETURN
                                INVESTOR A SHARES
                                LOAD CALCULATIONS
                                BOND FUND FOR INCOME


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:                4.50%

   T = (ERV/P) - 1

   WHERE:     T =             TOTAL RETURN

              ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =             A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


   EXAMPLE:

     SINCE INCEPTION:         (   01/27/97 TO     05/31/97 ):
                              (      971.5 /1,000) - 1 =              -2.85%
     YEAR TO DATE:            (   01/27/97 TO     05/31/97 ):
                              (      971.5 /1,000) - 1 =              -2.85%
     QUARTERLY:               (   03/01/97 TO     05/31/97 ):
                              (      965.0 /1,000) - 1 =              -3.50%
     MONTHLY:                 (   05/01/97 TO     05/31/97 ):
                              (      961.7 /1,000) - 1 =              -3.83%

                                THE FOUNTAIN SQUARE FUNDS
                                EXHIBIT 16  (xii)
                                TOTAL RETURN
                                INVESTOR C SHARES
                                NO CDSC CALCULATIONS
                                BOND FUND FOR INCOME


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:                 0.00%

   T = (ERV/P) - 1

   WHERE:       T =           TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =           A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION:         (    01/27/97 TO       05/31/97 ):
                              (     1,014.8 /1,000) - 1 =              1.48%
     YEAR TO DATE:            (    01/27/97 TO       05/31/97 ):
                              (     1,014.8 /1,000) - 1 =              1.48%
     QUARTERLY:               (    03/01/97 TO       05/31/97 ):
                              (     1,009.0 /1,000) - 1 =              0.90%
     MONTHLY:                 (    05/01/97 TO       05/31/97 ):
                              (     1,006.1 /1,000) - 1 =              0.61%

                              THE FOUNTAIN SQUARE FUNDS
                              EXHIBIT 16  (xii)
                              TOTAL RETURN
                              INVESTOR C SHARES
                              CDSC LOAD CALCULATIONS
                              BOND FUND FOR INCOME


   AGGREGATE TOTAL RETURN


   T = (ERV/P) - 1

   WHERE:       T =         TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =         A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

   WITH CDSC OF:                    0.00%

     SINCE INCEPTION:       (   01/27/97 TO      05/31/97 ):
                            (    1,014.8 /1,000) - 1 =             1.48%

   WITH CDSC OF:                    1.00%

     YEAR TO DATE:          (   01/27/97 TO      05/31/97 ):
                            (    1,004.6 /1,000) - 1 =             0.46%
     QUARTERLY:             (   03/01/97 TO      05/31/97 ):
                            (      999.1 /1,000) - 1 =            -0.09%
     MONTHLY:               (   05/01/97 TO      05/31/97 ):
                            (      996.1 /1,000) - 1 =            -0.39%

                              THE FOUNTAIN SQUARE FUNDS
                              EXHIBIT 16  (xii)
                              TOTAL RETURN
                              INVESTOR A SHARES
                              NO LOAD CALCULATIONS
                              MUNICIPAL BOND FUND


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:              0.00%

   T = (ERV/P) - 1

   WHERE:       T =         TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =         A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION:       (   01/27/97 TO     05/31/97 ):
                            (    1,018.8 /1,000) - 1 =            1.88%
     YEAR TO DATE:          (   01/27/97 TO     05/31/97 ):
                            (    1,018.8 /1,000) - 1 =            1.88%
     QUARTERLY:             (   03/01/97 TO     05/31/97 ):
                            (    1,007.9 /1,000) - 1 =            0.79%
     MONTHLY:               (   05/01/97 TO     05/31/97 ):
                            (    1,013.9 /1,000) - 1 =            1.39%

                             THE FOUNTAIN SQUARE FUNDS
                             EXHIBIT 16  (xii)
                             TOTAL RETURN
                             INVESTOR A SHARES
                             LOAD CALCULATIONS
                             MUNICIPAL BOND FUND


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:             4.50%

   T = (ERV/P) - 1

   WHERE:     T =          TOTAL RETURN

              ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =          A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


   EXAMPLE:

     SINCE INCEPTION:      (   01/27/97 TO     05/31/97 ):
                           (      972.6 /1,000) - 1 =           -2.74%
     YEAR TO DATE:         (   01/27/97 TO     05/31/97 ):
                           (      972.6 /1,000) - 1 =           -2.74%
     QUARTERLY:            (   03/01/97 TO     05/31/97 ):
                           (      962.5 /1,000) - 1 =           -3.75%
     MONTHLY:              (   05/01/97 TO     05/31/97 ):
                           (      968.5 /1,000) - 1 =           -3.15%

                             THE FOUNTAIN SQUARE FUNDS
                             EXHIBIT 16  (xii)
                             TOTAL RETURN
                             INVESTOR C SHARES
                             NO CDSC CALCULATIONS
                             EQUITY INCOME FUND


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:             0.00%

   T = (ERV/P) - 1

   WHERE:       T =        TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION:      (   01/27/97 TO        05/31/97 ):
                           (    1,114.8 /1,000) - 1 =              11.48%
     YEAR TO DATE:         (   01/27/97 TO        05/31/97 ):
                           (    1,114.8 /1,000) - 1 =              11.48%
     QUARTERLY:            (   03/01/97 TO        05/31/97 ):
                           (    1,075.0 /1,000) - 1 =               7.50%
     MONTHLY:              (   05/01/97 TO        05/31/97 ):
                           (    1,067.0 /1,000) - 1 =               6.70%

                               THE FOUNTAIN SQUARE FUNDS
                               EXHIBIT 16  (xii)
                               TOTAL RETURN
                               INVESTOR C SHARES
                               CDSC LOAD CALCULATIONS
                               MUNICIPAL BOND FUND


   AGGREGATE TOTAL RETURN


   T = (ERV/P) - 1

   WHERE:       T =         TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =         A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

   WITH CDSC OF:                     0.00%

     SINCE INCEPTION:       (    01/27/97 TO       05/31/97 ):
                            (     1,017.0 /1,000) - 1 =              1.70%

   WITH CDSC OF:                     1.00%

     YEAR TO DATE:          (    01/27/97 TO       05/31/97 ):
                            (     1,006.9 /1,000) - 1 =              0.69%
     QUARTERLY:             (    03/01/97 TO       05/31/97 ):
                            (       997.7 /1,000) - 1 =             -0.23%
     MONTHLY:               (    05/01/97 TO       05/31/97 ):
                            (     1,004.1 /1,000) - 1 =              0.41%

                             FOUNTAIN SQUARE FUNDS
                              INVESTMENT A SHARES
                               DISTRIBUTION RATES
                               EXHIBIT 16  (xii)


   DISTRIBUTION RATE (including capital gains)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income and capital gain distributions)
                    P =     Share price at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
   LOAD =              4.50%
         EQUITY INCOME FUND                          0.0940 /13.93 = 0.67%
         BOND FUND FOR INCOME                        0.2350 /12.53 = 1.88%
         MUNICIPAL BOND FUND                         0.1740 /12.62 = 1.38%

   DISTRIBUTION RATE (excluding capital gains)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income distributions only)
                    P =     Share price at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
         EQUITY INCOME FUND                          0.0940 /13.93 = 0.67%
         BOND FUND FOR INCOME                        0.2350 /12.53 = 1.88%
         MUNICIPAL BOND FUND                         0.1740 /12.62 = 1.38%

   DISTRIBUTION RATE (including capital gains)(no load)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income and capital gain distributions)
                    P =     Net Asset Value at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
         EQUITY INCOME FUND                          0.0940 /13.30 = 0.71%
         BOND FUND FOR INCOME                        0.2350 /11.97 = 1.96%
         MUNICIPAL BOND FUND                         0.1740 /12.05 = 1.44%

   DISTRIBUTION RATE (excluding capital gains)(no load)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income distributions only)
                    P =     Net Asset Value at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
         EQUITY INCOME FUND                          0.0940 /13.30 = 0.71%
         BOND FUND FOR INCOME                        0.2350 /11.97 = 1.96%
         MUNICIPAL BOND FUND                         0.1740 /12.05 = 1.44%

                             FOUNTAIN SQUARE FUNDS
                              INVESTMENT C SHARES
                               DISTRIBUTION RATES
                               EXHIBIT 16  (xii)


   DISTRIBUTION RATE (including capital gains)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income and capital gain distributions)
                    P =     Share price at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
   LOAD =              0.00%
         EQUITY INCOME FUND                          0.0630 /13.94 = 0.45%
         BOND FUND FOR INCOME                        0.2060 /12.53 = 1.64%
         MUNICIPAL BOND FUND                         0.1430 /12.63 = 1.13%

   DISTRIBUTION RATE (excluding capital gains)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income distributions only)
                    P =     Share price at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
         EQUITY INCOME FUND                          0.0630 /13.94 = 0.45%
         BOND FUND FOR INCOME                        0.2060 /12.53 = 1.64%
         MUNICIPAL BOND FUND                         0.1430 /12.63 = 1.13%

   DISTRIBUTION RATE (including capital gains)(no load)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income and capital gain distributions)
                    P =     Net Asset Value at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
         EQUITY INCOME FUND                          0.0630 /13.31 = 0.47%
         BOND FUND FOR INCOME                        0.2060 /11.97 = 1.72%
         MUNICIPAL BOND FUND                         0.1430 /12.06 = 1.19%

   DISTRIBUTION RATE (excluding capital gains)(no load)
   DISTRIBUTION RATE =      D/P
   WHERE:           D =     Distributions per share over a 6 month period
                            (income distributions only)
                    P =     Net Asset Value at end of 6 month period

   EXAMPLES (      01/27/97 TO     05/31/97 )
         EQUITY INCOME FUND                          0.0630 /13.31 = 0.47%
         BOND FUND FOR INCOME                        0.2060 /11.97 = 1.72%
         MUNICIPAL BOND FUND                         0.1430 /12.06 = 1.19%

                    THE FOUNTAIN SQUARE FUNDS
                    EXHIBIT 16  (xii)
                    INVESTMENT A SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
                    EQUITY INCOME FUND
                    WITH WAIVERS

                                                     (a-b)
  30-Day S.E.C. Yield Equation =      2 *{[(    --------------  +1)#6]-1}  =
                                                      (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH   4.50% LOAD:

                           (     348,138.08 -   91,140.00 )
                   = 2 *{[(-------------------------------- +1)#6]-1} =  2.57%
                           (  8,673,877.866 *       13.93 )


   WITHOUT   4.50% LOAD:

                           (     348,138.08 -   91,140.00 )
                   = 2 *{[(-------------------------------- +1)#6]-1} =  2.69%
                           (  8,673,877.866 *       13.30 )


The performance was computed based on the thirty day period ending May 31, 1997.

                    EQUITY INCOME FUND
                    WITHOUT WAIVERS

                                                     (a-b)
  30-Day S.E.C. Yield Equation =      2 *{[(    --------------  +1)#6]-1}  =
                                                      (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   4.50% LOAD:

                           (     348,138.08 -  123,564.00 )
                   = 2 *{[(-------------------------------- +1)#6]-1} =  2.24%
                           (  8,673,877.866 *       13.93 )


   WITHOUT   4.50% LOAD:

                           (     348,138.08 -  123,564.00 )
                   = 2 *{[(-------------------------------- +1)#6]-1} =  2.35%
                           (  8,673,877.866 *       13.30 )


The performance was computed based on the thirty day period ending May 31, 1997.

                    THE FOUNTAIN SQUARE FUNDS
                    EXHIBIT 16  (xii)
                    INVESTMENT C SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
                    EQUITY INCOME FUND
                    WITH WAIVERS

                                                          (a-b)
  30-Day S.E.C. Yield Equation       =      2 *{[(    ------------  +1)#6]-1}  =
                                                           (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH   4.50% LOAD:

                              (        142.34 -      65.00 )
                   =    2 *{[(------------------------------ +1)#6]-1} =  1.87%
                              (     3,579.072 *      13.94 )


   WITHOUT   4.50% LOAD:

                              (        142.34 -      65.00 )
                   =    2 *{[(------------------------------ +1)#6]-1} =  1.96%
                              (     3,579.072 *      13.31 )


The performance was computed based on the thirty day period ending May 31, 1997.

                    EQUITY INCOME FUND
                    WITHOUT WAIVERS

                                                          (a-b)
  30-Day S.E.C. Yield Equation       =      2 *{[(    ------------  +1)#6]-1}  =
                                                           (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   4.50% LOAD:

                              (        142.34 -      75.00 )
                   =    2 *{[(------------------------------  +1)#6]-1} =  1.63%
                              (     3,579.072 *      13.94 )


   WITHOUT   4.50% LOAD:

                              (        142.34 -      75.00 )
                   =    2 *{[(------------------------------ +1)#6]-1} =  1.70%
                              (     3,579.072 *      13.31 )


The performance was computed based on the thirty day period ending May 31, 1997.

                    THE FOUNTAIN SQUARE FUNDS
                    EXHIBIT 16  (xii)
                    INVESTMENT A SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
                    BOND FUND FOR INCOME
                    WITH WAIVERS

                                                        (a-b)
  30-Day S.E.C. Yield Equation      =      2 *{[(  ---------------- +1)#6]-1}  =
                                                        (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH   4.50% LOAD:

                           (       807,039.08 -   92,158.00 )
                =    2 *{[(---------------------------------- +1)#6]-1} =  5.42%
                           (   12,773,203.201 *       12.52 )


   WITHOUT   4.50% LOAD:

                           (       807,039.08 -   92,158.00 )
                =    2 *{[(---------------------------------- +1)#6]-1} =  5.68%
                           (   12,773,203.201 *       11.96 )


The performance was computed based on the thirty day period ending May 31, 1997.

                    BOND FUND FOR INCOME
                    WITHOUT WAIVERS

                                           (a-b)
30-Day S.E.C. Yield Equation  =  2 *{[( ------------ +1) to the 6th power]-1}  =
                                            (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   4.50% LOAD:

                 (807,039.08 -  141,092.00)
     2 *{[(---------------------------------- +1) to the 6th power]-1} =  5.05%
             (12,773,203.201 *       12.52)


   WITHOUT   4.50% LOAD:

                  (807,039.08 -  141,092.00)
      2 *{[(---------------------------------- +1) to the 6th power]-1} =  5.29%
              (12,773,203.201 *       11.96)


The performance was computed based on the thirty day period ending May 31, 1997.

                    THE FOUNTAIN SQUARE FUNDS
                    EXHIBIT 16  (xii)
                    INVESTMENT C SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
                    BOND FUND FOR INCOME
                    WITH WAIVERS

                                        (a-b)
30-Day S.E.C. Yield Equation = 2 *{[( ------------ +1)to the 6th power]-1}  =
                                        (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH   4.50% LOAD:

                  (328.46 -      73.00)
     2 *{[(------------------------------ +1)to the 6th power]-1} =  4.96%
               (4,978.449 *      12.53)


   WITHOUT   4.50% LOAD:

                  (328.46 -      73.00)
     2 *{[(------------------------------ +1)to the 6th power]-1} =  5.20%
               (4,978.449 *      11.97)


The performance was computed based on the thirty day period ending May 31, 1997.

                    BOND FUND FOR INCOME
                    WITHOUT WAIVERS

                                          (a-b)
30-Day S.E.C. Yield Equation = 2 *{[( ------------  +1)to the 6th power]-1}  =
                                           (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   4.50% LOAD:

                  (328.46 -      85.00)
     2 *{[(------------------------------ +1)to the 6th power]-1} =  4.73%
               (4,978.449 *      12.53)


   WITHOUT   4.50% LOAD:

                  (328.46 -      85.00)
     2 *{[(------------------------------ +1)to the 6th power]-1} =  4.95%
               (4,978.449 *      11.97)


The performance was computed based on the thirty day period ending May 31, 1997.

                    THE FOUNTAIN SQUARE FUNDS
                    EXHIBIT 16  (xii)
                    INVESTMENT A SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
                    MUNICIPAL BOND FUND
                    WITH WAIVERS

                                          (a-b)
30-Day S.E.C. Yield Equation = 2 *{[( -------------  +1)to the 6th power]-1}  =
                                           (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH   4.50% LOAD:

               (437,397.78 -  67,790.00)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  4.29%
            (8,273,019.250 *      12.62)


   WITHOUT   4.50% LOAD:

               (437,397.78 -  67,790.00)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  4.49%
            (8,273,019.250 *      12.05)


The performance was computed based on the thirty day period ending May 31, 1997.

                    MUNICIPAL BOND FUND
                    WITHOUT WAIVERS

                                          (a-b)
30-Day S.E.C. Yield Equation = 2 *{[( -------------- +1)to the 6th power]-1}  =
                                          (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   4.50% LOAD:

               (437,397.78 -  96,376.00)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  3.95%
            (8,273,019.250 *      12.62)


   WITHOUT   4.50% LOAD:

               (437,397.78 -  96,376.00)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  4.14%
            (8,273,019.250 *      12.05)


The performance was computed based on the thirty day period ending May 31, 1997.

                    THE FOUNTAIN SQUARE FUNDS
                    EXHIBIT 16  (xii)
                    INVESTMENT C SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
                    MUNICIPAL BOND FUND
                    WITH WAIVERS

                                          (a-b)
30-Day S.E.C. Yield Equation = 2 *{[( -------------- +1)to the 6th power]-1}  =
                                          (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH   4.50% LOAD:

                  (867.01 -      249.32)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  3.61%
              (16,390.682 *       12.63)


   WITHOUT   4.50% LOAD:

                  (867.01 -      249.32)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  3.78%
              (16,390.682 *       12.06)


The performance was computed based on the thirty day period ending May 31, 1997.

                    MUNICIPAL BOND FUND
                    WITHOUT WAIVERS

                                           (a-b)
30-Day S.E.C. Yield Equation = 2 *{[( -------------- +1)to the 6th power]-1}  =
                                           (cd)

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   4.50% LOAD:

                  (867.01 -      290.00)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  3.37%
              (16,390.682 *       12.63)


   WITHOUT   4.50% LOAD:

                  (867.01 -      290.00)
     2 *{[(------------------------------- +1)to the 6th power]-1} =  3.53%
              (16,390.682 *       12.06)


The performance was computed based on the thirty day period ending May 31, 1997.